Exhibit 10.6

WAUSAU PAPER CORP.

1991 DIVIDEND EQUIVALENT PLAN

As amended May 4, 2007

WAUSAU PAPER CORP.

1991 DIVIDEND EQUIVALENT PLAN

1.

Purpose.

The purpose of the Wausau Paper Corp. Dividend Equivalent Plan (the “Plan”) is to attract and retain outstanding individuals as officers and key employees of Wausau Paper Corp. (the “Company”) and its subsidiaries, and to furnish incentives to such individuals through rewards based upon the performance of the Company and its common stock.  To this end, the Committee hereinafter designated may grant dividend equivalents to officers and other key employees of the Company and its subsidiaries, on the terms and subject to the conditions set forth in this Plan.

2.

Participants.

Participants in the Plan shall consist of such officers and other key employees of the Company and its subsidiaries as the Committee in its sole discretion may select from time to time to receive dividend equivalents.

3.

Administration of the Plan.

The Plan shall be administered by a committee (the “Committee”) consisting of at least two members designated by the Board of Directors of the Company from among those of its members who are not officers or employees of the Company or a parent or subsidiary of the Company and who otherwise satisfy the definition of a “Non-Employee Director” in Rule 16b-3(b)(3) promulgated under Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”).  In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.  Subject to the provisions of the Plan, the Committee shall have authority (a) to determine which employees of the Company and its subsidiaries shall be eligible for participation in the Plan; (b) to select employees to receive grants under the Plan; (c) to determine the number of dividend equivalents subject to the grant, the time and conditions of vesting, and all other terms and conditions of any grant; (d) to determine the fair market value of the common stock of the Company for purposes of the Plan; and (e) to prescribe the form of agreement, certificate or other instrument evidencing the grant.  The Committee shall also have authority to interpret the Plan and to establish, amend and rescind rules and regulations for the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons; provided, however, that the Committee shall not exercise such authority in a manner adversely and significantly affecting dividend equivalents previously granted unless the action taken is required to comply with any applicable law or regulation.

4.

Effective Date and Term of Plan.

The Plan shall become effective on June 19, 1991, the date of its approval by the Board of Directors of the Company.  The Plan shall terminate ten years after it becomes effective, unless terminated sooner by action of the Board of Directors.  No further grants may be made under the Plan after its termination, but the termination of the Plan shall not affect the rights of any participant under, or the authority of the Committee with respect to, any grants made prior to termination.

5.

Shares Subject to the Plan.

Subject to adjustment as provided in Section 7 hereof, the aggregate number of shares of common stock of the Company with respect to which dividend equivalents may be granted under the Plan shall not exceed 250,000.  Whenever dividend equivalents granted under the Plan are forfeited, the shares subject to such dividend equivalents shall thereupon be released from such dividend equivalents and shall thereafter be available for additional grants of dividend equivalents under the Plan.

6.

Dividend Equivalents.

(a)

Grants.  Dividend equivalents entitling the grantee to receive cash equal to the value of the hypothetical reinvested cash dividends (defined below) which would have been paid with respect to a stated number of shares of common stock of the Company between the date of grant and the date of termination of the grantee’s employment with the Company and its subsidiaries may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee.

(b)

Vesting of Grant.  Dividend equivalents shall vest in whole or in such installments and at such times as may be determined by the Committee.

(c)

Payment.  The value of dividend equivalents granted prior to December 16, 1996 shall be paid to the grantee (or his beneficiary in the event of his death) in the amount determined in accordance with this Section 6(c) upon the grantee’s termination of employment with the Company and its subsidiaries; provided, however, if the grantee’s termination occurred on his Retirement Date, the value of such dividend equivalents shall be paid to the grantee (or his beneficiary in the event of his death) on the first to occur of (i) his Retirement Date if the grantee had exercised a stock option granted in tandem with the grant of such dividend equivalents on or before such Retirement Date, (ii) if the grantee had not exercised a stock option granted in tandem with the grant of such dividend equivalents on or before such Retirement Date, the first date after his Retirement Date on which the grantee exercises such stock option granted in tandem with the grant of such dividend equivalents, and (iii) the second anniversary of such grantee’s Retirement Date; provided, however, in each case, that only the value of such proportion of the dividend equivalent as it corresponds to the proportion of shares subject to such option as are exercised shall be paid.   The value of dividend equivalents granted on or after December 16, 1996 shall be paid to the grantee (or his beneficiary in the event of his death) in the amount determined in accordance with this Section 6(c) upon the first to occur of (i) the grantee’s termination of employment with the Company and its subsidiaries and (ii) the date on which the grantee exercises a stock option granted in tandem with the grant of such dividend equivalents; provided, however, if the grantee’s termination occurred on his Retirement Date, the value of such dividend equivalents shall be paid to the grantee (or his beneficiary in the event of his death) on the first to occur of (i) the first date after his Retirement Date on which the grantee exercises a stock option granted in tandem with the grant of such dividend equivalents and (ii) the second anniversary of such grantee’s Retirement Date; provided, however, in each case, that only the value of such proportion of the dividend equivalent as corresponds to the proportion of shares subject to such option as are exercised shall be paid.  For purposes of this Plan, the term “Retirement Date” shall mean the date on which the grantee’s employment with the Company (and any parent or subsidiary of the Company) terminates (including termination because of death) if the grantee had then attained age 55 and completed ten calendar years of service with the Company (or any parent or subsidiary of the Company).  An option shall be deemed to have been granted in tandem with a grant of dividend equivalents if such option grant was made at or about the same date, relates to the same number of shares of common stock and is subject to the same conditions on vesting or exercise the grant of such dividend equivalents.  The value of the dividend equivalents to be paid pursuant to this Section 6(c) shall be an amount in cash equal to the value of the hypothetical reinvested cash dividends associated with the aggregate number of shares of common stock of the Company with respect to which such dividend equivalents have been granted to the grantee.  The value of the hypothetical reinvested cash dividends associated with a share of common stock of the Company in respect of which a dividend equivalent has been granted shall be equal to the fair market value on the date of payment of the value of such dividend equivalents is provided for herein of the number of shares (or fraction thereof) of the Company’s common stock which the grantee would have owned if it is assumed (i) that cash dividends which would have been paid with respect to the share if the share had been outstanding from the date of grant of the dividend equivalent had been paid in cash to the grantee and then immediately reinvested by the grantee in the Company’s common stock at the fair market value thereof on the applicable dividend payment date, and (ii) that, once assumed issued, hypothetical shares resulting from assumed dividend reinvestment themselves paid cash dividends (at the same time and in the same amount as shares of the Company’s outstanding common stock) which were reinvested in a similar manner.

(d)

Additional Terms and Conditions.  The agreement or instrument evidencing the grant of dividend equivalents may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.  The Committee may at the time of grant or at any time thereafter impose such additional terms and conditions on dividend equivalents as it deems necessary or desirable for compliance with Section 16(a) or 16(b) of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

(e)

Fair Market Value.  For purposes of this Plan, the fair market value of the Company’s common stock means and shall be determined in accordance with the following:

(i)

If the principal market for the common stock is a national securities exchange, the closing price of the common stock on the New York Stock Exchange if the common stock is then listed for trading on such exchange, otherwise, the closing price of the common stock as reported on the principal exchange on which the common stock is then listed for trading.

(ii)

If the principal market for the common stock is an over-the-counter market, the closing price of the common stock reported in the Nasdaq National Stock Market, or if the common stock is not then listed for trading in such market, the closing price reported on any other bona fide over-the-counter stock market selected in good faith by the Committee.

(iii)

If the date on which fair market value is to be determined is not a business day, or, if there shall be no reported transactions for such date, such determination shall be made on the next preceding business day for which transactions were reported.

7.

Adjustments for Changes in Capitalization, Etc.

Dividend equivalents shall be subject to adjustment by the Committee in its sole discretion as to the number of shares subject to such grants in the event of changes in the outstanding common stock of the Company by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in corporate structure or capitalization occurring after the date of the grant of any dividend equivalent, provided that if the Company shall change its common stock into a greater or lesser number of shares through a stock dividend, stock split-up, or combination of shares, outstanding dividend equivalents shall be adjusted proportionately, consistent with existing law and regulation, to prevent inequitable results.

8.

Effect of Liquidation, Merger, Consolidation, or Other Events.

Nothing contained in the Plan or in any dividend equivalent granted under the Plan shall in any way prohibit the Company from merging with or consolidating into another company, or from selling or transferring all or substantially all of its assets, or from distributing all or substantially all of its assets to its stockholders in liquidation, or from dissolving and terminating its corporate existence; and in any such event, payment shall be made with respect to all then outstanding dividend equivalents (whether or not then vested) as if all of the grantees of such dividend equivalents had terminated employment with the Company and its subsidiaries at the time of such merger, consolidation, sale or transfer of assets, liquidation, or dissolution, except to the extent that any agreement or undertaking of any party to such merger, consolidation, or sale or transfer of assets, or any plan pursuant to which such liquidation or dissolution is effected, shall make specific provision to continue such dividend equivalents and the rights of the grantees under such dividend equivalents.

9.

Amendment and Termination of Plan.

The Plan may be amended or terminated by the Board of Directors of the Company in any respect; provided, however, that the Board shall not exercise such authority in a manner adversely and significantly affecting dividend equivalents previously granted unless the action taken is required to comply with any applicable law or regulation.

10.

Miscellaneous.

(a)

No Right to a Grant.  Neither the adoption of the Plan nor any action of the Board of Directors or of the Committee shall be deemed to give any employee any right to be selected as a participant or to be granted a dividend equivalent.

(b)

Rights as Stockholder.  No person shall have any rights as a stockholder of the Company with respect to any shares covered by dividend equivalents.

(c)

Employment.  Nothing contained in this Plan shall be deemed to confer upon any employee any right of continued employment with the Company or any of its subsidiaries or to limit or diminish in any way the right of the Company or any such subsidiary to terminate his or her employment at any time with or without cause.

(d)

Taxes.  The Company shall be entitled to deduct from any payment under the Plan the amount of any tax required by law to be withheld with respect to such payment or may require any participant to pay such amount to the Company prior to and as a condition of making such payment.

(e)

Nontransferability.  No dividend equivalent shall be transferable.

11.

Change in Control.

(a)

Definition of “Change in Control.”  For purposes of the Plan, a “Change in Control” means the happening of any of the following events:

(i)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding Shares (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (1) any acquisition directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (4) any acquisition pursuant to a transaction which complies with clauses (A), (B), and (C) of paragraph (iii) of this Section 11(a), (5) except as provided in paragraphs (iv) and (v), any acquisition by any of the Woodson Entities or any of the Smith Entities, or (6) any increase in the proportionate number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company; provided, however, that this clause (6) shall not apply to any acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities not described in clauses (1), (2), (3), (4), or (5) of this paragraph (i) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Company Common Stock or Outstanding Company Voting Securities by reason of share purchases by the Company; or

(ii)

A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

(iii)

Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or securities of any other entity (a “Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company, any Woodson Entity, any Smith Entity, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

(iv)

The Woodson Entities acquire beneficial ownership of more than 35% of the Outstanding Company Common Stock or Outstanding Company Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

(v)

The Smith Entities acquire beneficial ownership of more than 35% of the Outstanding Company Common Stock or Outstanding Company Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

(vi)

The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this Section 11(a), the term “Woodson Entities” shall mean Aytchmonde P. Woodson, Leigh Yawkey Woodson and Alice Richardson Yawkey, members of their respective families and their respective descendants (the “Woodson Family”), heirs or legatees of any of the Woodson Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by any of Aytchmonde P. Woodson, Leigh Yawkey Woodson, or Alice Richardson Yawkey, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Company (including any beneficiary or trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

For purposes of this Section 11(a), the term “Smith Entities” shall mean David B. Smith and Katherine S. Smith, members of their respective families and their respective descendants (the “Smith Family”), heirs or legatees of any of the Smith Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by either of David B. Smith or Katherine S. Smith, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Company (including any beneficiary or trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

For purposes of this Section 11(a), the terms “Affiliate” and “Associate” shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

(b)

Effects of Change in Control.  In the event of a Change in Control,

(i)

all dividend equivalents outstanding on the date on which such Change in Control has occurred (the “Change in Control Date”) shall, to the extent not then vested, immediately become vested in full, and

(ii)

each grantee may elect, with respect to each dividend equivalent held by such grantee on the Change in Control Date (the grantee’s “Election Right”), to surrender such dividend equivalent for an immediate lump sum cash payment in an amount equal to the value of the hypothetical reinvested cash dividends associated with the aggregate number of shares of common stock of the Company with respect to which such dividend equivalents have been granted to the grantee; provided, however, that the value of such hypothetical reinvested cash dividends shall be determined by the greater of (A) the Change in Control Price or (B) the highest fair market value of a share of common stock on any day in the 60-day period ending on the Change in Control Date.  For purposes of this Section 11(b), the “Change in Control Price” shall mean, if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction (as defined in Section 11(a)(iii)), the highest price per share of common stock paid in such tender or exchange offer or Corporate Transaction.  To the extent that the consideration paid in any such transaction consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.